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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     JANUARY 12, 2000



                               BTI TELECOM CORP.

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      NORTH CAROLINA                  333-41723                56-2047220

     (STATE OR OTHER                (COMMISSION             (I.R.S. EMPLOYER
       JURISDICTION                 FILE NUMBER)            IDENTIFICATION NO.)
     OF INCORPORATION)


     4300 SIX FORKS ROAD, RALEIGH, NORTH CAROLINA                  27609

       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    (800) 849-9100



                                 NOT APPLICABLE

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)
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ITEM 5. OTHER EVENTS.

     BTI Telecom Corp. ("BTI") received a $20 million investment on January 12, 2001, from Welsh, Carson, Anderson & Stowe VIII, L.P., a New York based private equity firm and one affiliated fund (together, "WCAS") and from Peter T. Loftin, Chairman and CEO of BTI. WCAS and Mr. Loftin each invested $10 million. BTI plans to use the proceeds from the investment for general working capital and capital expenditures.

Forward Looking Statements

     Statements contained in this Form 8-K regarding planned financial transactions and other events are forward-looking statements, subject to uncertainties and risks, including but not limited to the Company's negative cash flow after capital expenditures, significant near-term capital requirements, restrictions on the ability to execute strategies or complete certain transactions as a result of its capital structure or debt covenants, ability to manage growth and expansion (including into the local services market) regulation, competition and dependence on key personnel. These and other applicable risks are detailed in the Company's filings with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

     3.1    Articles of Amendment and Restatement of BTI Telecom Corp.

     3.2    Third Amended and Restated Bylaws of BTI Telecom Corp.

     10.21 Amended and Restated Shareholders Agreement, among BTI Telecom Corp., Peter T. Loftin, Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS Information Partners, L.P., and BTI Investors LLC, dated January 12, 2001.

     10.23 Amended and Restated Investor Rights Agreement, among BTI Telecom Corp., Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS Information Partners, L.P., and BTI Investors LLC, dated January 12, 2001.

     10.29 Series B Preferred Stock Purchase Agreement, among BTI Telecom Corp., Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS Information Partners, L.P., and BTI Investors LLC, dated January 12, 2001.

     10.30 Series B Redemption Agreement, among BTI Telecom Corp., Welsh, Carson, Anderson & Stowe VIII, L.P., and BTI Investors LLC, dated January 12, 2001.

     10.31 Common Stock Purchase Warrant issued by BTI Telecom Corp. to Welsh, Carson, Anderson & Stowe VIII, L.P., dated January 12, 2001.

     10.32 Common Stock Purchase Warrant issued by BTI Telecom Corp. to BTI Investors LLC, dated January 12, 2001.

     10.33  Common Stock Purchase Warrant issued by BTI Telecom Corp. to Peter
            T. Loftin, dated January 12, 2001.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date: January 29, 2001




                                    By:    /s/  Brian Branson
                                           ------------------------
                                           Brian Branson
                                           Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit
Number                             Description

3.1      Articles of Amendment and Restatement of BTI Telecom Corp.

3.2      Third Amended and Restated Bylaws of BTI Telecom Corp.

10.21 Amended and Restated Shareholders Agreement, among BTI Telecom Corp., Peter T. Loftin, Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS Information Partners, L.P., and BTI Investors LLC, dated January 12, 2001.

10.23 Amended and Restated Investor Rights Agreement, among BTI Telecom Corp., Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS Information Partners, L.P., and BTI Investors LLC, dated January 12, 2001.

10.29 Series B Preferred Stock Purchase Agreement, among BTI Telecom Corp., Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS Information Partners, L.P., and BTI Investors LLC, dated January 12, 2001.

10.30 Series B Redemption Agreement, among BTI Telecom Corp., Welsh, Carson, Anderson & Stowe VIII, L.P., and BTI Investors LLC, dated January 12, 2001.

10.31 Common Stock Purchase Warrant issued by BTI Telecom Corp. to Welsh, Carson, Anderson & Stowe VIII, L.P., dated January 12, 2001.

10.32 Common Stock Purchase Warrant issued by BTI Telecom Corp. to BTI Investors LLC, dated January 12, 2001.

10.33 Common Stock Purchase Warrant issued by BTI Telecom Corp. to Peter T. Loftin, dated January 12, 2001.